UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2025

Biofrontera Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40943	47-3765675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Presidential Way, Suite 330 Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 245-1325

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BFRI	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights		The Nasdaq Stock Market LLC
Warrants to purchase common stock	BFRIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 6, 2025 (the “Closing Date”), Biofrontera Inc. (the “Company”) entered into an Asset Purchase Agreement (the “APA”) with Pelthos Therapeutics Inc. (the “Purchaser”), an unaffiliated party, providing for the sale of all of the assets relating to the Company’s product, Xepi® (ozenoxacin) cream (the “Transaction”). The Transaction was completed on the Closing Date. Capitalized terms used below that are not defined herein shall have the meanings ascribed to such terms in the APA.

The purchase price for the Acquired Assets is a maximum of $10,000,000, payable as follows:

1)	$3,000,000 in cash, paid on the Closing Date;
2)	Subject to availability of certain commercial quantities of the Product and other terms and conditions of the APA, $1,000,000 within thirty (30) days following the availability of such commercial quantities;
3)	The right to receive certain earnout consideration upon the achievement of the Milestone Events, as further described below:

a)	$3,000,000 upon the initial achievement of $10,000,000 in annual net sales of the Product; and
b)	$3,000,000 upon the initial achievement of $15,000,000 in annual net sales of the Product.

Concurrent with the Closing, the Purchaser is to enter into a Consulting Services Agreement with a consultant (the “Consultant”) who has prior working experience with Xepi® (ozenoxacin) cream. The payment of the amount described in paragraph (2) above is conditioned in part on the performance by the Consultant of her material obligations under the Consulting Services Agreement through the earlier of (i) the day commercial quantities are achieved and (ii) the termination or expiration of the Consulting Services Agreement, to the reasonable satisfaction of Purchaser acting in good faith. In connection with the Transaction, the Company has agreed to indemnify the Purchaser and certain related parties with respect to any material breach of Consultant’s obligations under the Consulting Services Agreement through the earlier of (a) the day commercial quantities are achieved and (b) the termination or expiration of the Consulting Services Agreement. The Consultant is the spouse of Dr. Hermann Luebbert, Chairman and Chief Executive Officer of the Company.

The APA also contains certain representations and warranties made for the benefit of the parties to the APA and certain of their Affiliates. The APA also contains certain covenants and indemnities made for the benefit of the parties and certain of their Affiliates, and their respective officers, directors, managers, and employees. Such representations, warranties, covenants, and indemnities are qualified and subject to limitations agreed upon by the parties in connection with negotiating the terms of the APA. In addition, the Company agreed to customary restrictive covenants regarding non-competition, non-solicitation, and non-disparagement.

The foregoing description of the APA does not purport to be complete and is subject to, and qualified in its entirety by the full text of the APA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

The APA and this summary of terms are included to provide information regarding the terms of the APA and are not intended to provide any other factual information about the Company. Factual disclosures about the Company contained in the public reports of the Company filed with the Securities and Exchange Commission (the “SEC”), which are available without charge at www.sec.gov, may supplement, update, or modify the factual disclosures about the Company contained in the APA. The representations and warranties made by the Company in the APA were negotiated with the principal purpose of allocating risk between the parties to the APA, rather than establishing matters as facts. In addition, such representations and warranties also may be subject to a contractual standard of materiality different from that generally applicable to stockholders and reports and documents filed with the SEC or other regulatory bodies, and some were qualified by the matters contained in the Disclosure Schedules that the Company delivered in connection with the APA. Accordingly, the representations and warranties in the APA should not be relied on by any person as characterizations of the actual state of facts about the Company at the time they were made or otherwise and should be read only in conjunction with the other information provided elsewhere in this Report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained above in Item 1.01 of this Current Report on Form 8-K (the “Form 8-K”) is hereby incorporated by reference into this Item 2.01.

Item 7.01 Regulation FD Disclosure.

On November 7, 2025 the Company issued a press release announcing the closing of the Transaction described above in Item 1.01 of this Form 8-K. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit Number	Description
2.1*	Asset Purchase Agreement, dated November 6, 2025, by and between Biofrontera Inc. and Pelthos Therapeutics Inc.
99.1	Press release, dated November 7, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

* Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplement copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 7, 2025		Biofrontera Inc.
(Date)		(Registrant)

	By:	/s/ E. Fred Leffler III
E. Fred Leffler III
Chief Financial Officer